                                                                    EXHIBIT 10.1

================================================================================

                               SECOND AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT


                            dated as of May 6, 1998

                                     among

                          MARKWEST HYDROCARBON, INC.,
                               as the Borrower,

                                      and

                   VARIOUS COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,

                                      and

                               NATIONSBANK, N.A.
                   as the Syndication Agent for the Lenders

                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                  as the Administrative Agent for the Lenders

================================================================================

                               SECOND AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 6, 1998 (the "Second Amendment"), is among MARKWEST HYDROCARBON, INC., a
                  ----------------
Delaware corporation ("Borrower"), the various commercial lending institutions
                       --------
as are or may become parties hereto ("Lenders"), NATIONSBANK, N.A., as
                                      -------
syndication agent (the "Syndication Agent"), and BANK OF MONTREAL, acting
                        -----------------
through certain U.S. branches or agencies, as Administrative Agent for the Lenders (in such capacity, the "Agent" or the "Administrative Agent") and shall
                                -----          --------------------
be effective as provided in II below.


                             W I T N E S S E T H:
                             -------------------

     1. Borrower, Lenders and Administrative Agent have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 20, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of December 24, 1997 (as so amended, the "Credit Agreement").
                                       ----------------

     2. Lenders and Administrative Agent have heretofore consented and agreed to that certain Consent and Waiver, dated as of January 6, 1998, and hereby agree that such Consent and Waiver will remain in effect after the effectiveness of this Second Amendment. Upon the effectiveness of this Second Amendment, any reference to the Credit Agreement in such Consent and Waiver shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

     3. Lenders and Administrative Agent have also heretofore consented and agreed to that certain Consent and Waiver, dated as of April 13, 1998, and hereby agree that such Consent and Waiver will remain in effect after the effectiveness of this Second Amendment. Upon the effectiveness of this Second Amendment, any reference to the Credit Agreement in such Consent and Waiver shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

     4. Borrower, Lenders, Syndication Agent and Administrative Agent now intend to amend the Credit Agreement as follows:

     I.  AMENDMENTS TO CREDIT AGREEMENT.
         ------------------------------

     A. Effective upon the effectiveness of this Second Amendment pursuant to II hereof, all references to the Agent in the Credit Agreement shall be deemed to be references to the Administrative Agent.

     B.   The Preamble of the Credit Agreement is hereby amended by adding
              --------
"NATIONSBANK, N.A., as syndication agent (the "Syndication Agent")" in the fourth line of the Preamble, immediately after the parenthetical "(collectively,
                   --------
the "Lenders")," and before the word "and".
     -------

     C.   Section 1.1 of the Credit Agreement is hereby amended by adding the
          -----------
following definitions of "Administrative Agent," "Base Rate Margin," "Letter of Credit Sublimit," "Revolving Loan Note," "Second Amendment," "Term Loan," "Term Loan Commitment," "Term Loan Commitment Amount," "Term Commitment Termination Date" and "Term Loan Note" in appropriate alphabetical order:

          "Administrative Agent" is defined in the preamble of the Second
           --------------------
     Amendment.

          "Base Rate Margin" means, on any date, a per annum fee equal to the
           ----------------
     Applicable Margin on such date.

          "Letter of Credit Sublimit" is defined in Section 2.1.5.
           -------------------------                -------------

          "Revolving Loan Note" means a promissory note of the Borrower payable
           -------------------
     to any Lender, in substantially the form of Exhibit A-1 hereto (as such
                                                 -----------
     promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Obligations of the Borrower to such Lender resulting from outstanding Revolving Loans or Reducing Loans or Reimbursement Obligations, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Second Amendment" means that certain Second Amendment to Amended and
           ----------------
     Restated Credit Agreement dated as of May 6, 1998 among Markwest Hydrocarbon, Inc., the various commercial lending institutions as are or may become parties thereto, NationsBank, N.A., as Syndication Agent and Bank of Montreal, as Administrative Agent.

          "Term Loan"is defined in Section 2.1.4.
           ---------               -------------

          "Term Loan Commitment" means, relative to any Lender, such Lender's
           --------------------
     obligation to make Term Loans pursuant to Section 2.1.4.
                                               -------------

          "Term Loan Commitment Amount" means, on any date, $50,000,000, as such
           ---------------------------
     amount may be reduced from time to time pursuant to Section 2.2.
                                                         -----------

          "Term Loan Commitment Termination Date" means the earliest of (a)
           -------------------------------------
     October 20, 1999; (b) the date on which the Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the
                                                       -----------
     date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Term Loan Commitments
                               ----------    ---
     shall terminate automatically and without any further action.

          "Term Loan Note" means a promissory note of the Borrower payable to
           --------------
     any Lender, in substantially the form of Exhibit A-2 hereto (as such
                                              -----------
     promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Obligations of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     D. The definitions of "Applicable Margin," "Alternate Base Rate," "Commitment," "Commitment Amount," "Commitment Fee," "Commitment Termination Date," "Conversion Date," "Current Ratio," "Interest Period," "Loan," "Note," "Percentage," "Reducing Loan Commitment Amount," "Loan Commitment Termination Date," "Revolving Loan Commitment Amount," "Revolving Loan Commitment Termination Date," and "Stated Maturity Date" appearing in Section 1.1 of the
                                                            -----------
Credit Agreement are hereby amended in their entirety to the followings:

          "Alternate Base Rate" means, on any date and with respect to all Base
           -------------------
     Rate Loans, a fluctuating rate of interest per annum equal to the higher of
     (a) the rate of interest most recently established by BMO at its Domestic Office as its base rate plus the Base Rate Margin; and (b) the Federal Funds Rate most recently determined by the Administrative Agent (in accordance with the definition of Federal Funds Rate) plus 1%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the BMO in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

          "Applicable Margin" means, with respect to any Loan of any type or any
           -----------------
     Letter of Credit, and at such time as the ratio of Total Funded Debt to Trailing Twelve Month EBITDA is in one of the following ranges, the number of basis points ("b.p.") per annum for the relevant type of Loan,
                              ---------
     Commitment Fee or Letter of Credit and the relevant range set forth below:

============================================================================================
Range                                Applicable Margin
--------------------------------------------------------------------------------------------
            Ratio of Total Funded       LIBOR          Letter of      Base
            Debt to Trailing            Rate            Credit        Rate        Commitment
            Twelve Month                Margin                        Margin          Fee
            EBITDA
--------------------------------------------------------------------------------------------
Range 1     Less than or equal to       62.5 b.p.      62.5 b.p.      0.0 b.p.     25.0 b.p.
            2.5X
--------------------------------------------------------------------------------------------
Range 2     Greater than 2.5X but       75.0 b.p.      75.0 b.p.      0.0 b.p.     25.0 b.p.
            less than or equal to
            3.0X
--------------------------------------------------------------------------------------------
Range 3     Greater than 3.0X, but     100.0 b.p.     100.0 b.p.      0.0 b.p.     30.0 b.p.
            less than or equal to
            3.5X
--------------------------------------------------------------------------------------------
Range 4     Greater than 3.5X, but     125.0 b.p.     125.0 b.p.      0.0.b.p.     30.0 b.p.
            less than or equal to
            4.0X
--------------------------------------------------------------------------------------------
Range 5     Greater than 4.0X, but     162.5 b.p.     162.5 b.p.     25.0 b.p.     37.5 b.p.
            less than or equal to
            4.5X
--------------------------------------------------------------------------------------------
Range 6     Greater than 4.5X, but     187.5 b.p.     187.5 b.p.     50.0 b.p.     50.0 b.p.
            less than or equal to
            5.0X
--------------------------------------------------------------------------------------------
Range 7     Greater than 5.0X, but     212.5 b.p.     212.5 b.p.     75.0 b.p.     75.0 b.p.
            less than or equal to
            5.5X
--------------------------------------------------------------------------------------------
Range 8     Greater than 5.5X          225.0 b.p.     225.0 b.p.     87.5 b.p.     75.0 b.p.
============================================================================================s


     The ratio of Total Funded Debt to Trailing Twelve Month EBITDA shall be determined from the then most recent monthly, annual or quarterly financial statements delivered by the Borrower pursuant to Section 7.1.1 and any changes in Applicable Margin shall become effective the first day of the month following the date such financial statements are delivered pursuant to such Section. In the event that the Borrower shall at any time fail to furnish the Lenders such financial statements required to be delivered under Section 7.1.1, the maximum

     Applicable Margin as set forth above shall apply until such time as such financial statements are so delivered. Changes in the Applicable Margin as a result of a change in the ratio of Total Funded Debt to Trailing Twelve Month EBITDA will occur automatically as aforesaid without notice.

          "Commitment" means, as the context may require, a Lender's Reducing
           ----------
     Loan Commitment, Revolving Loan Commitment or Term Loan Commitment.

          "Commitment Amount" means, as the context may require, the sum of (i)
           -----------------
     either the Reducing Loan Commitment Amount or the Revolving Loan Commitment Amount plus (ii) the Term Loan Commitment Amount.

          "Commitment Fee" means, on any date, a per annum fee equal to the
           --------------
     Applicable Margin on such date.

          "Commitment Termination Date" means, as the context may require,
           ---------------------------
     either the Reducing Loan Commitment Termination Date, the Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

          "Conversion Date" means the date the initial Reducing Loan is made
           ---------------
     pursuant to the terms hereof which shall be May 6, 2000 if a Commitment Termination Event has not previously occurred.

          "Current Ratio" means the ratio of (a) consolidated current assets of
           -------------
     the Borrower and its Subsidiaries to (b) consolidated current liabilities
                                       --
     of the Borrower and its Subsidiaries, both as determined in accordance with GAAP (it being understood that only the funded portion, if any, of any reduction pursuant to Section 2.2.2 of the Reducing Loan Commitment Amount
                           -------------
     or Section 2.2.3 of the Term Loan Commitment Amount will be deemed to be a
        -------------
     current liability for purposes of this definition).

          "Interest Period" means, relative to any LIBO Rate Loans, the period
           ---------------
     beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section
                                                                      -------
     2.3 or 2.4 and shall end on (but exclude) the day which numerically
     ---    ---
     corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that (a) the
                        -----------    ---  --------  -------
     Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration; (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (d) no Interest Period may end later than the date set forth in clause (a) of the
                                                              ----------
     definition of "Reducing Loan Commitment Termination Date" in the case of
                    -----------------------------------------
     Reducing Loans or the Stated Maturity Date in the case of Term Loans, and the Borrower shall not select Interest Periods for Loans in amounts such that the Borrower would be obligated to prepay Loans on any date other than the last day of an Interest Period as a result of the operation of Section
                                                                        -------
     2.2.2 or Section 2.2.3.
     -----    -------------

          "Loan" means, as the context may require, a Reducing Loan, a Revolving
           ----
     Loan or a Term Loan of any type.

          "Note" means a Revolving Loan Note or a Term Loan Note, as the case
           ----
     may be.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
     opposite its signature to the Second Amendment or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11; provided, the
                                                  -------------
     sum of all Percentages for all Lenders shall never be less than 100%.

          "Reducing Loan Commitment Amount" means, on any date, $35,000,000, as
           -------------------------------
     such amount may be reduced from time to time pursuant to Section 2.2.
                                                              -----------

          "Reducing Loan Commitment Termination Date" means the earliest of (a)
           -----------------------------------------
     May 6, 2004; (b) the date on which the Reducing Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the
                                                       -----------
     date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments
                               ----------    ---
     shall terminate automatically and without any further action.

          "Revolving Loan Commitment Amount" means, on any date, $35,000,000, as
           --------------------------------
     such amount may be reduced from time to time pursuant to Section 2.2.
                                                              -----------

          "Revolving Loan Commitment Termination Date" means the earliest of (a)
           ------------------------------------------
     May 6, 2000; (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the
                                                       -----------
     date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments
                               ----------    ---
     shall terminate automatically and without any further action.

          "Stated Maturity Date" means (a) in the case of any Reducing Loan, May
           --------------------
     6, 2004; (b) in the case of any Revolving Loan, May 6, 2000, (c) in the case of any Letter of Credit, May 6, 2004 and (d) in the case of any Term Loan, May 6, 2004.

     E.   Section 2.1.1 of the Credit Agreement is hereby amended by inserting
          -------------
the word "Revolving" in the sixth line after the word "of" and before the term "Loans".

     F.   Section 2.1.4 of the Credit Agreement is hereby amended in its
          -------------
entirety to the following:

          SECTION 2.1.4  Term Loan Commitment    From time to time on any
                         --------------------
     Business Day occurring prior to the Term Loan Commitment Termination Date, each Lender agrees to make loans (relative to such Lender, its "Term
                                                                     ----
     Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Term Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.4
                                                                   -------------
     is herein referred to as its "Term Loan Commitment".  No amounts paid or
                                   --------------------
     prepaid with respect to the Term Loans may be reborrowed.

     G.   Section 2.1 of the Credit Agreement is hereby amended by inserting
          -----------
after Section 2.1.4 thereof the following Section 2.1.5:
      -------------                       -------------

          SECTION 2.1.5  Lenders Not Permitted or Required To Make Loans or
                         --------------------------------------------------
     Issue or Participate in Letters of Credit Under Certain Circumstances.
     ---------------------------------------------------------------------
     No Lender shall be permitted or required to (a) continue any Original Loan as a Loan hereunder or to make any Revolving Loan if, after giving effect thereto (i) the aggregate outstanding principal amount of all Revolving Loans of all Lenders, together with all Letter of Credit Outstandings, would exceed the Revolving Loan Commitment Amount, or (ii) the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Commitment Amount, or (b) make any Reducing Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Reducing Loans, together with all Letter of Credit Outstandings, (i) of all

     Lenders would exceed the Reducing Loan Commitment Amount, or (ii) of such Lender would exceed such Lender's Percentage of the Reducing Loan Commitment Amount, or (c) issue (in the case of any Issuer) or participate in (in the case of each Lender) any Letter of Credit if, after giving effect thereto (i) all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount, or (ii) such Lender's Percentage of all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount, or (iii) all Letter of Credit Outstandings would exceed $20,000,000 (the "Letter of Credit Sublimit") or
                                                 -------------------------
     (d) make any Term Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Term Loans (i) of all Lenders would exceed the Term Loan Commitment Amount, or (ii) of such Lender would exceed such Lender's Percentage of the Term Loan Commitment Amount.

     H.   Section 2.2.1 of the Credit Agreement is hereby amended by deleting
          -------------
the word "either" appearing in the second line thereof and inserting the word "any" in lieu thereof.

     I.   Section 2.2.2 of the Credit Agreement is hereby amended by inserting
          -------------
the phrase "as to Reducing Loans" after the word "Mandatory" in the Section title.

     J.   Section 2.2 of the Credit Agreement is hereby amended by inserting
          -----------
after Section 2.2.2 thereof the following Section 2.2.3:
      -------------                       -------------

          SECTION 2.2.3  Mandatory as to Term Loans.  The Term Loan Commitment
                         --------------------------
     Amount shall, without any further action, automatically and permanently be reduced on the last day of each fiscal quarter following April 30, 2002 by an amount equal to one-eighth of the aggregate Term Loan Commitment Amount in effect immediately prior to the Term Loan Commitment Termination Date. Voluntary reductions of the Term Loan Commitment Amount made pursuant to
     Section 2.2.1 shall be applied to diminish the amount of scheduled
     -------------
     reductions to such Commitment Amount thereafter becoming effective pursuant to this Section pro rata.

     K.   Section 2.6 of the Credit Agreement is hereby amended in its entirety
          -----------
to the following:

          SECTION 2.6  Notes.  Each Lender's Revolving Loans under a Revolving
                       -----
     Loan Commitment and Reducing Loans under a Reducing Loan Commitment shall be evidenced by a Revolving Loan Note payable to the order of such Lender in a maximum principal amount equal to such Lender's

     Percentage of the original applicable Revolving Loan Commitment Amount. Each Lender's Term Loans under a Term Loan Commitment shall be evidenced by a Term Loan Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Term Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grids attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, among other things, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be rebuttable presumptive evidence of such amounts; provided however, that the
                                                      -------- -------
     failure of any Lender to make any such notations shall not limit, enlarge or otherwise affect any Obligations of the Borrower or any other Obligor.

     L.   Section 2.7.1(a) of the Credit Agreement is hereby amended in its
          ----------------
entirety to the following:

          (a) be issued in a Stated Amount which (i) together with all Letter of Credit Outstandings does not exceed the Letter of Credit Sublimit, or (ii) together with all Letter of Credit Outstandings and all outstanding Revolving Loans does not exceed (or would not exceed) the then Revolving Loan Commitment Amount (as such amount is reduced and is scheduled to reduce pursuant to Section 2.2).

     M.   Section 2.7.4 of the Credit Agreement is hereby amended by deleting
          -------------
the section reference "Section 3.3.4" in the tenth line thereof and inserting
                       -------------
the section reference "Section 3.3.3" in lieu thereof.
                       -------------

     N.   Section 3.1(b) and (c) of the Credit Agreement are hereby amended in
          ----------------------
their entirety to the following:

          (b) shall, (i) on each date when any reduction in the Reducing Loan Commitment Amount shall become effective, including pursuant to Section
                                                                     -------
     2.2, make a mandatory prepayment of all Reducing Loans, equal to the
     ---
     excess, if any, of the aggregate, outstanding principal amount of all Reducing Loans together with Letter of Credit Outstandings over the Reducing Loan Commitment Amount as so reduced and (ii) on each date when any reduction in the Term Loan Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory prepayment of all Term
                           -----------
     Loans, equal to the excess, if any, of the aggregate, outstanding principal amount of all Term Loans over the Term Loan Commitment Amount as so reduced; and (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless, pursuant
                 -----------    -----------
     to Section 8.3, only a portion of all Loans is so accelerated.
        -----------

     O.   Section 3.3.1 of the Credit Agreement is hereby amended in its
          -------------
entirety to the following:

          SECTION 3.3.1 Commitment Fee.  The Borrower agrees to pay to the
                        --------------
     Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V)
                                                                    ---------
     commencing on the Effective Date and continuing through the final Commitment Termination Date, a Commitment Fee on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount (outstanding Loans and Letters of Credit being deemed to be usage hereunder). Such Commitment Fee shall be payable by the Borrower in arrears, on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

     P.   Section 3 of the Credit Agreement is hereby amended by inserting after
          ---------
Section 3.3.3 thereof the following Section 3.3.4:
-------------

          SECTION 3.3.4 Amendment Fee.  The Borrower agrees to pay to the
                        -------------
     Administrative Agent for the account of each Lender the fees provided in the letter dated May 6, 1998 between the Borrower and the Administrative Agent.

     Q.   Section 7.1.1(a) of the Credit Agreement is hereby amended by deleting
          ----------------
the section reference "Section 5.1.14" in the twelfth line thereof and inserting
                       --------------
the section reference "Section 5.1.12" in lieu thereof.
                       --------------

     R.   Section 7.1.1(h) of the Credit Agreement is hereby amended by deleting
          ----------------
the section reference "Section 5.1.14" in the sixth line thereof and inserting
                       --------------
the section reference "Section 5.1.12" in lieu thereof.
                       --------------

     S.   Section 7.2.1 of the Credit Agreement is hereby amended in its
          -------------
entirety to the following:

          SECTION 7.2.1  Business Activities.  The Borrower will not, and will
                         -------------------
     not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be
                                   ----- -------
     incidental or related thereto; provided that any material change after the date hereof in the Borrower's natural gas, natural gas liquids and crude oil marketing business or

     Hedging Policy (including any net open position) will be subject to prior review by the Lenders.

     T.   Section 7.2.4 of the Credit Agreement is amended in its entirety to
          -------------
the following:

          SECTION 7.2.4  Financial Covenants.  The Borrower will not permit:
                         -------------------

          (a)  Its Tangible Net Worth to be less than $38,000,000 plus 50% of
                                                                  ----
               consolidated net income of the Borrower and its Subsidiaries, if positive, for any calendar quarter, beginning with the calendar quarter beginning on January 1, 1997, and calculated quarterly thereafter based upon positive consolidated net income of the Borrower and its Subsidiaries for each subsequent Fiscal Quarter plus 85% of the proceeds received after January 1, 1997 of the
               ----
               issuance of any Securities (other than securities representing Indebtedness), net of reasonable and customary expenses of issuance thereof, by the Borrower or any of its Subsidiaries (other than by a Subsidiary to the Borrower or another wholly-owned Subsidiary of the Borrower);

          (b) The ratio of its Total Funded Debt to Capitalization expressed as a percentage to be greater than 65% at the end of any Fiscal Quarter ending on or before September 30, 1999 and greater than 60% at the end of any Fiscal Quarter ending after September 30, 1999.

          (c) The ratio of its Total Funded Debt to Trailing Twelve Month EBITDA to exceed any of the following:

               (1)  6.0:1.0 from June 30, 1998 to September 30, 1999,
               (2)  4.0:1.0 from December 31,1999 to March 31, 2002,
               (3)  3.5:1.0 from June 30, 2002 to March 31, 2003 and
               (4)  3.0:1.0 from June 30, 2003 to May 6, 2004

          (d)  Its Current Ratio to be less than 1:1 at any time.

     U.   Section 7.2.5 of the Credit Agreement is hereby amended in its
          -------------
entirety to the following:

          SECTION 7.2.5  Investments.  The Borrower will not, and will not
                         -----------
     permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except: (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of
                                      -------------
     the Disclosure Schedule; (b) Cash Equivalent Investments; (c) without duplication, Investments permitted as Indebtedness pursuant to Section
                                                                    -------
     7.2.2 investments permitted by Section 4.10, by Section 7.2.8 or Section
     -----
     7.2.14; or (d) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries which have delivered a Guaranty, or by any such Subsidiary in any of its other Subsidiaries which have delivered a Guaranty, by way of contributions to capital or loans or advances; provided, however, that (i) any Investment which when made complies with
     --------  -------
     the requirements of the definition of the term "Cash Equivalent Investment"
                                                     --------------------------
     may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements (ii) no Investment otherwise permitted by clause (b) shall be permitted to be made if,
                            ----------
     immediately before or after giving effect thereto, any Default shall have occurred and be continuing and (iii) any Investment otherwise permitted by clause (d) in an entity engaged in or to be engaged in the natural gas, natural gas liquids or crude oil or other energy marketing business shall be structured in a manner acceptable to the Lenders. Upon completion of any such investment, the definitions of EBITDA and Capitalization shall be revised, in a manner acceptable to all of the Lenders in their sole discretion.

     V.   Section 7.2.6 of the Credit Agreement is amended in its entirety to
          -------------
the following:

          SECTION 7.2.6  Restricted Payments, etc.    On and at all times after
                         ------------------------
     the Effective Date: (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (i) if a Default or an Event of Default has occurred and is continuing, in excess of $0 or (ii) if a Default or Event of Default is not continuing, and (x) if the ratio of the Borrower's Total Funded Debt to Trailing Twelve Month EBITDA is greater than or equal to 4.5:1.0 and Borrower's net income on a consolidated basis for the preceding four Fiscal Quarters is less than $1,000,000, in excess of $0, (y) if the ratio of the Borrower's Total Funded Debt to Trailing Twelve Month EBITDA is greater than or equal to 4.5:1.0 and Borrower's net income on a consolidated basis for the preceding four Fiscal Quarters is greater than or equal to $1,000,000, in excess in the aggregate of $500,000 for all such actions in the preceding four Fiscal Quarters and (z) if the ratio of the Borrower's Total Funded Debt to Trailing Twelve Month EBITDA is less than 4.5:1.0, in excess in the aggregate of (i) 10% of the Borrower's net income on a consolidated basis for the preceding four Fiscal Quarters for all such actions in the preceding four Fiscal Quarters, or (ii) if Borrower's net income on a consolidated basis for the preceding four Fiscal Quarters is greater than or equal to $1,000,000, in excess in the aggregate of $500,000 for all such actions in the preceding four Fiscal Quarters, and (b) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

     W.   ARTICLE IX of the Credit Agreement is hereby amended by inserting
          ----------
after Section 9.7 thereof the following Section 9.8:
-----------                             -----------

          SECTION 9.8  Syndication Agent.  The Syndication Agent shall not have
                       -----------------
     any right, power, obligations, liability, responsibility or duty under this Agreement other than those applicable to Lenders, provided, however, that
                                                       --------  -------
     the term "Agent" when used in Section 10.4 shall include the Syndication Agent and the Administrative Agent.

     X.   Item 6.7 Litigation of the Disclosure Schedule of the Credit Agreement
          -------------------
is hereby amended by inserting the following entry after the final entry therein:

          5. Arbitration proceedings (AAA# 77 181 00035 98) initiated by MarkWest against Columbia Gas Transmission Corporation ("Columbia") regarding three natural gas processing plants in Appalachia. In this arbitration, MarkWest requests a declaration of rights and status to clarify agreements between the companies. Issues arose during ongoing negotiations between MarkWest and Columbia to finalize terms of a 1997 preliminary agreement in which, among other things, Columbia agreed to sell its Cobb plant to MarkWest and to transfer from Columbia to MarkWest the operation of the Boldman plant. These issues also include matters regarding operations at the Kenova plant. MarkWest owns the Boldman and Kenova plants. Columbia and MarkWest continue to have several ongoing contracts, the most important of which extends through the year 2010.

          On April 28, 1998, MarkWest was advised by Columbia that Columbia filed a complaint against MarkWest in the U.S. District Court for the Southern District of West Virginia, Charleston Division, on that date. The complaint states that Columbia "seeks this court's assistance in clarifying Columbia's obligations, or the absence thereof, under the [agreements that govern these three plants]". Columbia is seeking termination of those agreements, termination of their obligation to guarantee gas delivery and rights to natural gas liquids, confirmation of their obligation to divest its products extraction business, alleges MarkWest is in breach of the Federal Energy Commission-approved settlement agreement under which MarkWest was to acquire the Cobb plant and operate the Boldman plant, alleges Columbia owes no duties or business obligations to MarkWest and is seeking injunctive relief to enjoin MarkWest from allegedly interfering with arrangements Columbia undertakes with natural gas producers and suppliers and with Columbia's negotiations with third parties to terminate its interests in the products extraction business. Columbia has requested the Court grant declaratory judgment in these matters. MarkWest believes that the contract issues underlying Columbia's complaint are already subject to the binding arbitration noted above, and should be resolved in that forum only.

     Y.   The Credit Agreement is hereby amended by replacing Exhibit A to the
                                                              ---------
Credit Agreement with Exhibit A-1 to this Second Amendment.
                      -----------

     Z.   The Credit Agreement is hereby amended by inserting Exhibit A-2 to
                                                              -----------
this Second Amendment as Exhibit A-2 to the Credit Agreement following Exhibit
                         -----------                                   -------
A-1 to the Credit Agreement.
---

     AA.  The Credit Agreement is hereby amended by replacing Exhibit B to the
                                                              ---------
Credit Agreement with Exhibit B to this Second Amendment.
                      ---------

     BB.  The Credit Agreement is hereby amended by replacing Exhibit C to the
                                                              ---------
Credit Agreement with Exhibit C to this Second Amendment.
                      ---------

     CC.  The Credit Agreement is hereby amended by replacing Exhibit D to the
                                                              ---------
Credit Agreement with Exhibit D to this Second Amendment.
                      ---------

     DD.  The Credit Agreement is hereby amended by replacing Exhibit F to the
                                                              ---------
Credit Agreement with Exhibit F to this Second Amendment.
                      ---------

     II.  EFFECTIVENESS.
          -------------

     This Second Amendment shall become effective as of the date hereof when Administrative Agent shall have received (i) counterparts hereof duly executed by Borrower, Required Lenders and Administrative Agents (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) from each Obligor a certificate of its Secretary or Assistant Secretary as to resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Second Amendment, the Notes and each other Loan Document to be executed by it pursuant to this Second Amendment, (iii) for the account of each Lender, its Notes, duly executed and delivered by the Borrower, and (iv)
(a) an opinion from Barry Spector, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-1 attached hereto (b) an opinion,
                             -----------
satisfactory to the Administrative Agent, from McBrayer, McGinnis, Leslie & Kirkland, Kentucky counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-2 attached hereto; (c) an opinion, satisfactory to the
               -----------
Administrative Agent, from Ault & Maier, Michigan counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-3 attached hereto; (d)
                                               -----------
an opinion, satisfactory to the Administrative Agent, from Hardin, Dawson & Terry, Arkansas counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-4 attached hereto; and (e) an opinion, satisfactory to the
            -----------
Administrative Agent, from Bowles Rice McDavid Graff & Love, P.L.L.C., West Virginia counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit E-5 attached hereto.
   -----------

     III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  To induce Lenders
          -----------------------------------------------
and Administrative Agent to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VI of the Credit Agreement and in all other
                      ----------
documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (i) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

          (ii) Borrower has the corporate power and authority and legal right to execute and deliver this Second Amendment and to perform its obligations hereunder. The execution and delivery by Borrower of this Second Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (iii) No Default or Event of Default has occurred and is continuing as of the date hereof.

          (iv) There has been no material adverse change (a) in the financial condition, operations, assets, businesses, properties or prospects of Borrower and its Subsidiaries from June 20, 1997, except as otherwise disclosed in compliance with Section 7.1.1, (b) affecting the rights and remedies of Lenders under and in connection with this Second Amendment and the Credit Agreement, as amended by this Second Amendment, or (c) in the ability of Borrower to perform its obligations under this Second Amendment or the Credit Agreement, as amended by this Second Amendment.

          (v) There is no pending or, to the knowledge of Borrower, threatened litigation, action, proceeding, or labor controversy affecting Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of Borrower or any Subsidiary or which purports to affect the legality, validity or enforceability of this Amendment, Credit Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation")
                                                        --------
     of the Disclosure Schedule to the Credit Agreement and as supplemented in the Borrower's monthly financial report delivered pursuant to Section 7.1.1(a) of the Credit Agreement.

          (vi) Borrower has not amended its Hedging Policy delivered pursuant to 5.1.13 of the Credit Agreement.

     IV.  DEFINED TERMS.  Except as amended hereby, terms used herein when
          -------------
defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     V.   REAFFIRMATION OF CREDIT AGREEMENT.  This Second Amendment shall be
          ---------------------------------
deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     VI.  GOVERNING LAW.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND
          -------------
EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Borrower and rights of Lenders and Administrative Agent and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

     VII.  SEVERABILITY OF PROVISIONS.  Any provision in this Second Amendment
           --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Second Amendment are declared to be severable.

     VIII. COUNTERPARTS.  This Second Amendment may be executed in any number
           ------------
of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

     IX.   HEADINGS.  Article and section headings in this Second Amendment are
           --------
for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Second Amendment.

     X.    SUCCESSORS AND ASSIGNS.  This Second Amendment shall be binding upon
           ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     XI.   NOTICE.  THIS WRITTEN SECOND AMENDMENT TOGETHER WITH THE CREDIT
           ------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MARKWEST HYDROCARBON, INC.


                                    By: /s/ Gerry Tywoniuk
                                       ------------------------------
                                    Name:   Gerry Tywoniuk
                                    Title:  Vice President of Finance

Percentage
----------
 41.17647059%                       BANK OF MONTREAL, acting through its U.S.
                                    branches and agencies, as Administrative
                                    Agent and Lender


                                    By: /s/ Natasha Glossop
                                       -------------------------------
                                    Name:   Natasha Glossop
                                    Title:  Director

Percentage
----------
 29.41176471%                       NATIONSBANK OF TEXAS, N.A., as Syndication
                                    Agent and Lender


                                    By: /s/ David C. Rubenking
                                       -------------------------------
                                    Name:   David C. Rubenking
                                    Title:  Senior Vice President

Percentage
----------
 29.41176471%                            U.S. BANK N.A., as Lender


                                         By:     /s/ Mark E. Thompson
                                                 ____________________
                                         Name:   Mark E. Thompson
                                         Title:  Vice President

                                                            EXHIBIT A-1
                              REVOLVING LOAN NOTE

$___________                                                        May 6, 1998

     FOR VALUE RECEIVED, the undersigned, MARKWEST HYDROCARBON, INC., an Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
______________________ (the "Lender") on May 6, 2004 the principal sum of
                             ------
__________________ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Reducing Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, BANK OF MONTREAL, as
                   ----------------
Administrative Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Revolving Loan Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. This Note is given in extension and renewal and not in novation of each of the Notes, dated June 20, 1997, executed by the Borrower in connection with the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
MARKWEST HYDROCARBON, INC.


                                     By_________________________________________
                                     Name:
                                     Title:

           REVOLVING LOANS AND REDUCING LOANS AND PRINCIPAL PAYMENTS

--------------------------------------------------------------------------------

           Amount of
           Revolving                       Amount of         Unpaid
           Loan Made                       Principal        Principal
        or Reducing Loan                    Repaid           Balance

        __________________Interest________________________________
        Base     LIBO    Period (if     Base     LIBO    Base    LIBO        Notation
Date    Rate     Rate    applicable)    Rate     Rate    Rate    Rate   Total   Made By
------------     ----    -----------    ----     ----    ----    ------------------------



------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-2
                                TERM LOAN NOTE

$___________                                                         May 6, 1998

     FOR VALUE RECEIVED, the undersigned, MARKWEST HYDROCARBON, INC., an Delaware corporation (the "Borrower"), promises to pay to the order of
                           --------
______________________ (the "Lender") on May 6, 2004 the principal sum of
                             ------
__________________ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, BANK OF MONTREAL, as
              ----------------
Administrative Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Term Loan Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. This Note is given in extension and renewal and not in novation of each of the Notes, dated June 20, 1997, executed by the Borrower in connection with the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
MARKWEST HYDROCARBON, INC.


                                       By______________________________________
                                       Name:
                                       Title:

                       TERM LOANS AND PRINCIPAL PAYMENTS


-------------------------------------------------------------------------------------
          Amount of                        Amount of       Unpaid
            Term                            Principal     Principal
          Loan Made                          Repaid        Balance
        ----------------  Interest  ----------------------------
        Base     LIBO    Period (if     Base    LIBO    Base   LIBO         Notation
Date    Rate     Rate    applicable)    Rate    Rate    Rate   Rate    Total  Made By
------------     ----    -----------    ----    ----    ----   ----------------------


_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

                                                            EXHIBIT B


                               BORROWING REQUEST


Bank of Montreal
[Address]

Attention:       [Name]
                 [Title]

                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

      This Borrowing Request is delivered to you pursuant to Section 2.3 of the
                                                             -----------
Amended and Restated Credit Agreement, dated as of June 20, 1997 together with all amendments, if any, from time to time made thereto, the "Credit Agreement"),
                                                             ----------------
among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower"),
                                                               --------
certain financial institutions and Bank of Montreal (the "Administrative
                                                          --------------
Agent").  Unless otherwise defined herein or the context otherwise requires,
-----
terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that a [Reducing Loan] [Revolving Loan] [Term Loan] be made in the aggregate principal amount of $__________ on __________, 19___ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

      The Borrower hereby acknowledges that, pursuant to Section 5.3.2 of the
                                                         -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.3.1 are true and
                                                    -------------
correct in all material respects.

      The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

      Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:


Amount to be       Person to be Paid                Name, Address,
                   -----------------
Transferred        Name  Account No.                etc. of Lender
-----------        ----  -----------                --------------

$___________       ____________     ___________     ______________________
                                                    ______________________
                                                    Attention:____________

$___________       ____________     ___________     ______________________
                                                    ______________________
                                                    Attention:____________

Balance of         The Borrower     ___________     ______________________
such proceeds                                       ______________________
                                                    Attention:____________


     The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 19___.


                                   MARKWEST HYDROCARBON, INC.


                                   By___________________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT C


                        CONTINUATION/CONVERSION NOTICE


Bank of Montreal
[Address]

Attention:   [Name]
             [Title]

                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you  pursuant to
Section 2.4 of the Amended and Restated Credit Agreement, dated as of June 20, 1997 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon, Inc., a Delaware corporation
 ----------------
(the "Borrower"), certain financial institutions and Bank of Montreal, (the
      --------
"Administrative Agent").  Unless otherwise defined herein or the context
---------------------
otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on ____________, 19___,

          1 $___________ of the presently outstanding principal amount of the [Revolving Loans] [Reducing Loans] [Term Loans] originally made on __________, 19___ [and $__________ of the presently outstanding principal amount of the [Revolving Loans] [Reducing Loans] [Term Loans] originally made on __________, 19___],

          2 and all presently being maintained as /1/[Base Rate Loans][LIBO Rate Loans],

          3  be [converted into] [continued as],

          4 [LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].
___________________________
/1/  Select appropriate interest rate option.


                              Exhibit C - Page 1

The Borrower hereby: 4.1 certifies and warrants that no Default has occurred and is continuing; and 4.2 agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, 19___.


                                                      MARKWEST HYDROCARBON, INC.

                                                      By _______________________
                                                      Name:
                                                      Title:





                              Exhibit C - Page 2

                                                                       EXHIBIT D


                          LENDER ASSIGNMENT AGREEMENT

To:  MarkWest Hydrocarbon, Inc.


To:  Bank of Montreal
     as the Agent

                          MARKWEST HYDROCARBON, INC.
                          --------------------------

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the Amended and Restated
                 ----------    ---------------
Credit Agreement, dated as of June 20, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among MarkWest Hydrocarbon, Inc., a Delaware (the
 ----------------
"Borrower"), the various financial institutions (the "Lenders") as are, or shall
 --------                                             -------
from time to time become, parties thereto, and Bank of Montreal, as administrative agent (the "Administrative Agent") for the Lenders. Unless
                           --------------------
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This agreement is delivered to you pursuant to clause (d) of Section
                                                    ----------    -------
10.11.1 of the Credit Agreement and also constitutes notice to each of you,
-------
pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the
            ----------    ---------------
assignment and delegation to _______________ (the "Assignee") of ___% of the
                                                   --------
Loans and Commitments of _____________ (the "Assignor") outstanding under the
                                             --------
Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.


                              Exhibit D - Page 1

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

          I   the Assignee A. shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and B. agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          II   the Assignor shall be released from its obligations under the
     Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section
                                                                       -------
10.11.1 of the Credit Agreement upon the delivery hereof.
-------

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

          (i)  Address for Notices:

                    Institution Name:

                    Attention:

                    Domestic Office:

                    Telephone:

                    Facsimile:

                    LIBOR Office:

                    Telephone:

                    Facsimile:

          (ii)  Payment Instructions:

     The Assignee agrees to furnish the tax form required by the last sentence of Section 4.6 (if so required) of the Credit Agreement no later than the date
   -----------
of acceptance hereof by the Administrative Agent.


                              Exhibit D - Page 2

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                             [ASSIGNOR]
-------------------
Revolving Loan Commitment
      and
Revolving Loans:    __%
Reducing Loan
 Commitment
      and
Reducing Loans:     __%
Term Loan Commitment
      and
Term Loans          __%
                                        By:________________________
                                        Name:
                                        Title:
Percentage                                      [ASSIGNEE]
----------
Revolving Loan Commitment
  and
Revolving Loans:    __%
Reducing Loan
 Commitment
  and
Reducing Loans:     __%
Term Loan Commitment
      and
Term Loans          __%
                                        By:________________________
                                        Name:
                                        Title:
Accepted and Acknowledged
this __ day of _______, 19__

Bank of Montreal,
 as Administrative Agent

By:________________________
Name:
Title:

                              Exhibit D - Page 3

                                                                     EXHIBIT E-1

                    FORM OF LEGAL OPINION OF BARRY SPECTOR
                    --------------------------------------



                                  May 6, 1998


Bank of Montreal, as Agent for the Lenders
115 S. LaSalle Street
Chicago, Illinois 60603

The Lenders named in the Credit Agreement

RE:  MarkWest Hydrocarbon, Inc.

Ladies and Gentlemen:

     The undersigned has acted as special Colorado counsel to MarkWest Hydrocarbon, Inc., a Delaware corporation, MarkWest Michigan, Inc., a Colorado corporation, ("MarkWest Michigan"), MarkWest Resources, Inc., a Colorado Corporation, ("MarkWest Resources"), West Shore Processing Company, LLC, a Michigan limited liability company, ("West Shore"), and Basin Pipeline L.L.C., a Michigan limited liability company, ("Basin"), in connection with the preparation of that certain Second Amendment to Credit Agreement, dated as of May 6, 1998 ("Credit Agreement Amendment"), which amended that certain Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Amended and Restated Credit Agreement"), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 24, 1997 (the "First Amendment") among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower" and "Mortgagor"), Bank of Montreal, acting through certain U.S. branches or agencies, as "Agent", NationsBank, N.A., as "Syndication Agent" and certain commercial lending institutions, as "Lenders" (the Amended and Restated Credit Agreement as amended by the First Amendment herein the "Credit Agreement"); and in connection with the Loan Documents, as defined in the Credit Agreement. Except as otherwise defined herein, all terms used herein and defined in the Credit Agreement or the Credit Agreement Amendment shall have the meanings ascribed thereto. This opinion is submitted pursuant to the Credit Agreement Amendment.

     I have examined executed copies of the Credit Agreement Amendment, and the notes delivered pursuant to the Credit Agreement Amendment (all of the foregoing documents are


                             Exhibit E-1 - Page 1
collectively called the "Principal Documents") and have examined such other corporate documents and records of the Borrower and other documents and other instruments as I have deemed necessary or appropriate.

     Based on the foregoing, and having regard for the legal considerations deemed relevant, I am of the opinion that:

     1   Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own or lease and operate the properties owned or leased and operated by it, to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform the Principal Documents, and to borrow and incur Obligations under the Credit Agreement and the Credit Agreement Amendment and (iii) is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions wherein the properties owned, leased or operated by it or the business transacted by it makes its qualifications necessary.

     2   All corporate action on the part of Borrower requisite for the due creation, issuance, execution, delivery and performance of the Principal Documents and to authorize Borrower to borrow and incur Obligations under the Credit Agreement as amended by the Credit Agreement Amendment has been duly and effectively taken.

     3   Borrower's creation, issuance, execution, delivery and performance of the Principal Documents do not require the consent or approval of any other person.

     4   Neither the execution and delivery of the Principal Documents, nor the compliance with the provisions thereof by Borrower will conflict with, or result in a breach of, or cause a default under, the certificate of incorporation or by-laws of Borrower.

     5   To the best of my knowledge, neither the execution and delivery of the
Principal Documents, nor the consummation of the transactions contemplated therein, nor the compliance with the provisions thereof, conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any law or any regulation, order, writ, injunction or decree of any court, governmental instrumentality, domestic or foreign, to which Borrower is subject, or of any indenture, mortgage, deed of trust, promissory note, loan agreement or note agreement, or any other agreement or undertaking to which Borrower is a party or by which any of its properties may be bound or subject.

     6   No other filings or refilings are necessary or appropriate to obtain or maintain perfection of the security interest granted by the financing statements filed as shown on the attached Attachment I (the "Financing Statements") except that in order to maintain perfection of the security interest created under financing statements previously filed a continuation statement must be filed in the office of the Secretary of State during the six (6) month period


                             Exhibit E-1 - Page 2

May 6, 1998
Page 3


immediately preceding five (5) years from the date of initial filing of the financing statement, and, again, in a like time, from the date of filing of each continuation statement.

     7   After giving effect to the Credit Agreement Amendment, the Financing
Statements are sufficient in form such a that the Lenders have a perfected security interest in that portion of the Collateral described which consists of accounts, general, intangibles and goods of a type which are normally used in more than one jurisdiction (as defined in the Uniform Commercial Code), assuming the chief executive office of Debtor ("Borrower") is located in the State of Colorado.

     8   The Principal Documents constitute legal, valid, and binding obligations of the Borrower, and, subject to the qualifications set forth below, are enforceable in accordance with their terms.

     9   After giving effect to the Credit Agreement Amendment and the Notes, the documents described on the attached Attachment II constitute the legal, valid and binding obligations of each of MarkWest Michigan, MarkWest Resources, West Shore and Basin which are parties thereto and, subject to the qualifications set forth below, enforceable in accordance with their terms.

     10   There exists no requirement for any authorization or approval by any public regulatory body or authority with regard to the valid execution and delivery of, and the validity, legality, and effectiveness of the Principal Documents.

     11   The Principal Documents, together with the documents described in the attached Attachment II (collectively the "Credit Documents") contain all terms and provisions necessary to enable Lenders, following an Event of Default thereunder, to exercise all of the rights and remedies which are customarily available to secured parties under the laws of the State of Colorado.

     12   Under the laws of the State of Colorado, there is no requirement for
Lenders or Agent to qualify to do business in the State of Colorado in order to enforce the provisions of the Credit Documents.

     13   A Colorado court would recognize and give effect to the choice of law provisions in the Credit Documents.


                             Exhibit E-1 - Page 3

May 6, 1998
Page 4


     In addition to any reservations noted above, this opinion is subject to the following general reservations and comments:

          (1) The enforceability of the Credit Documents is limited by bankruptcy, moratorium, insolvency or similar laws affecting enforcement and creditors rights generally.

          (2) The enforcement of specific provisions of the Credit Documents is subject to general principles of equity and standards of good faith.

          (3) Statutes and decisions affecting the interpretation of agreements generally, none of which in my opinion deprive Lenders of the practical realization of the security afforded by the Credit Documents.

          (4) Default, acceleration, termination and repossession are all subject to equitable supervision and, accordingly, accelerations, terminations and repossessions may be based only upon material breaches.

          (5) I express no opinion herein as to the status of title to the Mortgaged Property or Collateral.

     Except as specifically noted in the body of this opinion, the opinions expressed herein are expressly limited to the laws of the State of Colorado, the corporate laws of the State of Delaware, and the federal laws of the United States of America.

     The opinions herein are directed solely to the addressee described above. This opinion is not to be otherwise used, circulated, quoted or referred to in connection with any other transactions. This opinion is only with respect to the present status of law and I undertake no obligation or responsibility to update or supplement this opinion in response to subsequent changes in the law or future events affecting the transactions contemplated by the Credit Agreement and Credit Agreement Amendment.

                              Very truly yours,



                              Barry W. Spector


                             Exhibit E-1 - Page 4

                                                                     EXHIBIT E-2

                 FORM OF LEGAL OPINION OF MCBRAYER, MCGINNIS,
                 --------------------------------------------
                               LESLIE & KIRKLAND
                               -----------------



                                 May 6, 1998


Bank of Montreal, as Agent for the Lenders
115 S. LaSalle Street
Chicago, Illinois 60603

The Lenders named in the Credit Agreement

RE:  MarkWest Hydrocarbon, Inc.

Ladies and Gentlemen:

     The undersigned has acted as [name of State] counsel to MarkWest
                                   -------------
Hydrocarbon, Inc., a Delaware corporation, ("Borrower"), in connection with the preparation of that certain Second Amendment to Credit Agreement, dated as of May 6, 1998 ("Credit Agreement Amendment"), which amended that certain Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Amended and Restated Credit Agreement"), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 24, 1997 (the "First Amendment") among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower" and "Mortgagor"), Bank of Montreal, acting through certain U.S. branches or agencies, as "Agent", NationsBank, N.A., as "Syndication Agent" and certain commercial lending institutions, as "Lenders" (the Amended and Restated Credit Agreement as amended by the First Amendment herein the "Credit Agreement"); and in connection with the Loan Documents, as defined in the Credit Agreement. Except as otherwise defined herein or in Attachment I hereto, all terms used herein and defined in the Credit Agreement or the Credit Agreement Amendment shall have the meanings ascribed thereto. This opinion is submitted pursuant to the Credit Agreement Amendment.

     We have examined executed copies of:

     1.   The Credit Agreement Amendment
     2.   The Notes

                             Exhibit E-2 - Page 1

     3.  The documents described in the attached Attachment I

     (the foregoing documents are collectively called the "Principal Documents") and have examined such other corporate documents and records of the Borrower and other documents and other instruments as I have deemed necessary or appropriate.

     Based on the foregoing, and having regard for the legal considerations deemed relevant, we are of the opinion that:

     1   The Mortgage constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, (a) a legally valid and first mortgage lien on all real property and interests in real property specifically described in the Mortgage as being mortgaged thereby, and
(b) a perfected security interest in (i) all tangible property specifically described in the Mortgage as being mortgaged thereby, and (ii) all accounts, contract rights, general intangibles and proceeds described in the Mortgage as being mortgaged or assigned thereby.

     2   After giving effect to the Credit Agreement Amendment, the Security
Agreement constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, a first perfected security interest in all the Security Agreement Collateral. No further subsequent filing, refiling, or recording, re-recording, registration, or re-registration will be necessary in [state] in order to continue, or to continue to perfect the security interest in the property described above created by the Security Agreement, except that, under the UCC, continuation statements must be filed in each applicable filing office within six (6) months prior to the expiration of each five (5) year period (measured from the date financing statements were originally filed) in order to continue the perfected status of such security interest.

Assumptions:
-----------

     The opinions stated herein are expressly subject to the following assumptions and qualifications:

     [INCLUDE APPROPRIATE ASSUMPTIONS]

     This opinion my be relied upon by Agent, Lenders and their legal counsel, and their respective successors, assignees and other transferees and their respective legal counsel.

                              Very truly yours,


                             Exhibit E-2 - Page 2

Bank of Montreal
May 6, 1998
Page 3






                             Exhibit E-2 - Page 3

                                                                     EXHIBIT E-3

                     FORM OF LEGAL OPINION OF AULT & MAIER
                     -------------------------------------



                                  May 6, 1998


Bank of Montreal, as Agent for the Lenders
115 S. LaSalle Street
Chicago, Illinois 60603

The Lenders named in the Credit Agreement

RE:  MarkWest Hydrocarbon, Inc.

Ladies and Gentlemen:

     The undersigned has acted as [name of State] counsel to MarkWest
                                   -------------
Hydrocarbon, Inc., a Delaware corporation, ("Borrower"), in connection with the preparation of that certain Second Amendment to Credit Agreement, dated as of May 6, 1998 ("Credit Agreement Amendment"), which amended that certain Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Amended and Restated Credit Agreement"), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 24, 1997 (the "First Amendment") among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower" and "Mortgagor"), Bank of Montreal, acting through certain U.S. branches or agencies, as "Agent", NationsBank, N.A., as "Syndication Agent" and certain commercial lending institutions, as "Lenders" (the Amended and Restated Credit Agreement as amended by the First Amendment herein the "Credit Agreement"); and in connection with the Loan Documents, as defined in the Credit Agreement. Except as otherwise defined herein or in Attachment I hereto, all terms used herein and defined in the Credit Agreement or the Credit Agreement Amendment shall have the meanings ascribed thereto. This opinion is submitted pursuant to the Credit Agreement Amendment.

     We have examined executed copies of:

     1.  The Credit Agreement Amendment
     2.  The Notes
     3.  The documents described in the attached Attachment I



                             Exhibit E-3 - Page 1

     (the foregoing documents are collectively called the "Principal Documents") and have examined such other corporate documents and records of the Borrower and other documents and other instruments as I have deemed necessary or appropriate.

     Based on the foregoing, and having regard for the legal considerations deemed relevant, we are of the opinion that:

     1   The Mortgage constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, (a) a legally valid and first mortgage lien on all real property and interests in real property specifically described in the Mortgage as being mortgaged thereby, and
(b) a perfected security interest in (i) all tangible property specifically described in the Mortgage as being mortgaged thereby, and (ii) all accounts, contract rights, general intangibles and proceeds described in the Mortgage as being mortgaged or assigned thereby.

     2   After giving effect to the Credit Agreement Amendment, the Security
Agreement constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, a first perfected security interest in all the Security Agreement Collateral. No further subsequent filing, refiling, or recording, re-recording, registration, or re-registration will be necessary in [state] in order to continue, or to continue to perfect the security interest in the property described above created by the Security Agreement, except that, under the UCC, continuation statements must be filed in each applicable filing office within six (6) months prior to the expiration of each five (5) year period (measured from the date financing statements were originally filed) in order to continue the perfected status of such security interest.

Assumptions:
-----------

     The opinions stated herein are expressly subject to the following assumptions and qualifications:

     [INCLUDE APPROPRIATE ASSUMPTIONS]

     This opinion my be relied upon by Agent, Lenders and their legal counsel, and their respective successors, assignees and other transferees and their respective legal counsel.

                              Very truly yours,




                             Exhibit E-3 - Page 2

                                                                     EXHIBIT E-4

                FORM OF LEGAL OPINION OF HARDIN, DAWSON & TERRY
                -----------------------------------------------



                                  May 6, 1998


Bank of Montreal, as Agent for the Lenders
115 S. LaSalle Street
Chicago, Illinois 60603

The Lenders named in the Credit Agreement

RE:  MarkWest Hydrocarbon, Inc.

Ladies and Gentlemen:

     The undersigned has acted as [name of State] counsel to MarkWest
                                   -------------
Hydrocarbon, Inc., a Delaware corporation, ("Borrower"), in connection with the preparation of that certain Second Amendment to Credit Agreement, dated as of May 6, 1998 ("Credit Agreement Amendment"), which amended that certain Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Amended and Restated Credit Agreement"), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 24, 1997 (the "First Amendment") among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower" and "Mortgagor"), Bank of Montreal, acting through certain U.S. branches or agencies, as "Agent", NationsBank, N.A., as "Syndication Agent" and certain commercial lending institutions, as "Lenders" (the Amended and Restated Credit Agreement as amended by the First Amendment herein the "Credit Agreement"); and in connection with the Loan Documents, as defined in the Credit Agreement. Except as otherwise defined herein or in Attachment I hereto, all terms used herein and defined in the Credit Agreement or the Credit Agreement Amendment shall have the meanings ascribed thereto. This opinion is submitted pursuant to the Credit Agreement Amendment.

     We have examined executed copies of:

     1.  The Credit Agreement Amendment
     2.  The Notes
     3.  The documents described in the attached Attachment I


                             Exhibit E-4 - Page 1

     (the foregoing documents are collectively called the "Principal Documents") and have examined such other corporate documents and records of the Borrower and other documents and other instruments as I have deemed necessary or appropriate.

     Based on the foregoing, and having regard for the legal considerations deemed relevant, we are of the opinion that:

     1   The Mortgage constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, (a) a legally valid and first mortgage lien on all real property and interests in real property specifically described in the Mortgage as being mortgaged thereby, and
(b) a perfected security interest in (i) all tangible property specifically described in the Mortgage as being mortgaged thereby, and (ii) all accounts, contract rights, general intangibles and proceeds described in the Mortgage as being mortgaged or assigned thereby.

     2   After giving effect to the Credit Agreement Amendment, the Security
Agreement constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, a first perfected security interest in all the Security Agreement Collateral. No further subsequent filing, refiling, or recording, re-recording, registration, or re-registration will be necessary in [state] in order to continue, or to continue to perfect the security interest in the property described above created by the Security Agreement, except that, under the UCC, continuation statements must be filed in each applicable filing office within six (6) months prior to the expiration of each five (5) year period (measured from the date financing statements were originally filed) in order to continue the perfected status of such security interest.

Assumptions:
-----------

     The opinions stated herein are expressly subject to the following assumptions and qualifications:

     [INCLUDE APPROPRIATE ASSUMPTIONS]

     This opinion my be relied upon by Agent, Lenders and their legal counsel, and their respective successors, assignees and other transferees and their respective legal counsel.

                              Very truly yours,


                             Exhibit E-4 - Page 2

                                                                     EXHIBIT E-5

                 FORM OF LEGAL OPINION OF BOWLES RICE MCDAVID
                 --------------------------------------------
                            GRAFF & LOVE, P.L.L.C.
                            ----------------------



                                  May 6, 1998


Bank of Montreal, as Agent for the Lenders
115 S. LaSalle Street
Chicago, Illinois 60603

The Lenders named in the Credit Agreement

RE:  MarkWest Hydrocarbon, Inc.

Ladies and Gentlemen:

     The undersigned has acted as [name of State] counsel to MarkWest
                                   -------------
Hydrocarbon, Inc., a Delaware corporation, ("Borrower"), in connection with the preparation of that certain Second Amendment to Credit Agreement, dated as of May 6, 1998 ("Credit Agreement Amendment"), which amended that certain Amended and Restated Credit Agreement dated as of June 20, 1997 (the "Amended and Restated Credit Agreement"), as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 24, 1997 (the "First Amendment") among MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Borrower" and "Mortgagor"), Bank of Montreal, acting through certain U.S. branches or agencies, as "Agent", NationsBank, N.A., as "Syndication Agent" and certain commercial lending institutions, as "Lenders" (the Amended and Restated Credit Agreement as amended by the First Amendment herein the "Credit Agreement"); and in connection with the Loan Documents, as defined in the Credit Agreement. Except as otherwise defined herein or in Attachment I hereto, all terms used herein and defined in the Credit Agreement or the Credit Agreement Amendment shall have the meanings ascribed thereto. This opinion is submitted pursuant to the Credit Agreement Amendment.

     We have examined executed copies of:

     1.   The Credit Agreement Amendment
     2.   The Notes

                             Exhibit E-5 - Page 1

     3.  The documents described in the attached Attachment I

     (the foregoing documents are collectively called the "Principal Documents") and have examined such other corporate documents and records of the Borrower and other documents and other instruments as I have deemed necessary or appropriate.

     Based on the foregoing, and having regard for the legal considerations deemed relevant, we are of the opinion that:

     1   The Mortgage constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, (a) a legally valid and first mortgage lien on all real property and interests in real property specifically described in the Mortgage as being mortgaged thereby, and
(b) a perfected security interest in (i) all tangible property specifically described in the Mortgage as being mortgaged thereby, and (ii) all accounts, contract rights, general intangibles and proceeds described in the Mortgage as being mortgaged or assigned thereby.

     2   After giving effect to the Credit Agreement Amendment, the Security
Agreement constitutes as security for the loans to be made and letters of credit to be issued pursuant to the Credit Agreement as amended by the Credit Agreement Amendment and to be evidenced by the Notes, a first perfected security interest in all the Security Agreement Collateral. No further subsequent filing, refiling, or recording, re-recording, registration, or re-registration will be necessary in [state] in order to continue, or to continue to perfect the security interest in the property described above created by the Security Agreement, except that, under the UCC, continuation statements must be filed in each applicable filing office within six (6) months prior to the expiration of each five (5) year period (measured from the date financing statements were originally filed) in order to continue the perfected status of such security interest.

Assumptions:
-----------

     The opinions stated herein are expressly subject to the following assumptions and qualifications:

     [INCLUDE APPROPRIATE ASSUMPTIONS]

     This opinion my be relied upon by Agent, Lenders and their legal counsel, and their respective successors, assignees and other transferees and their respective legal counsel.

                              Very truly yours,



                             Exhibit E-5 - Page 2

Bank of Montreal
May 6, 1998
Page 1

                                                                       EXHIBIT F

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------

     The undersigned hereby certifies that he is the chief financial Authorized Officer of MARKWEST HYDROCARBON, INC., a Delaware corporation (the "Borrower"),
                                                                    --------
that he has knowledge of the facts stated herein, and that as such he is authorized to execute this certificate. With reference to the Credit Agreement, dated as of June 20, 1997 (together with all amendments or supplements thereto being the "Credit Agreement") among the Borrower, the Lenders which are or
           ----------------
become party thereto, and BANK OF MONTREAL, as Administrative Agent for the Lenders (the "Administrative Agent"), the undersigned represents and warrants as
              --------------------
follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          (a) The representations and warranties on the part of the Borrower contained in the Credit Agreement or any other Loan Document were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date.

          (b) No Default or any Event of Default has occurred and is continuing.

          (c) Since June 20, 1997, there has been no Material Adverse Effect with respect to the Borrower or any of its Subsidiaries.

          (d) Borrower is in compliance with Section 7.2.4 of the Credit Agreement as of the end of the fiscal quarter ending ________________, _______. Attached hereto are the detailed computations necessary to determine such compliance.

          (e) Borrower and its Subsidiaries (i) are in compliance with Section
     7.1.6 of the Credit Agreement and (ii) have not received any claims, complaints, notices, inquiries, or requests for information regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased or operated by the Borrower and its Subsidiaries.


                              Exhibit F - Page 1

Bank of Montreal
May 6, 1998
Page 2


          (f) Borrower is in compliance with, and has performed any and all obligations and actions set forth in, the terms and provisions of the Hedging Policy.

          (g) As of the date hereof, Borrower has (1) Hedging Obligations equal to $__________________, (2) Hedging Obligations pursuant to Lender Hedging Agreements equal to $__________________, and (3) such Hedging Obligations arise in connection with the following Hedging Agreements:_____
     ___________________________________________________________________________
     ___________________________________________________________________________
     _________________________________________________.


          EXECUTED AND DELIVERED this _______ day of ____________________.



                                   By:______________________________
                                   Name:
                                   Title:    Chief Financial Officer

                              Exhibit F - Page 2

Bank of Montreal
May 6, 1998
Page 3


COMPLIANCE WITH FINANCIAL COVENANTS AS OF _____________. ($ in 000's)

================================================================================

A.   TANGIBLE NET WORTH                                  $
                                                          ===============

               Minimum requirement    $
                                       ==================

B.    TOTAL FUNDED DEBT TO CAPITALIZATION                        ==============%

               Maximum ratio allowed       [65% or 60%]*
                                           =============

*  See Section 7.2.4(b) of the Credit Agreement.

C.   TOTAL FUNDED DEBT TO
     TRAILING TWELVE MONTH EBITDA                                ===============

               Maximum ratio allowed    [6 : 1 / 4 : 1 / 3.5 : 1 or 3 : 1]**
                                        ====================================


D.   CURRENT RATIO                                               ===============

               Minimum ratio allowed            1 : 1
                                        ====================

================================================================================

COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF ______________.

================================================================================

A.   TANGIBLE NET WORTH (Section 7.2.4(a)) ($ in 000's)

     (i) Tangible Net Worth (as defined in Section 1.1)


_________________________
*   See Section 7.2.4 (b) of the Credit Agreement.

**  See Section 7.2.4 (c) of the Credit Agreement.

                              Exhibit F - Page 3

Bank of Montreal
May 6, 1998
Page 4


            (a) Consolidated net worth of the Borrower
                and its Subsidiaries                             $__________

            (b) Less amount of any intangible assets of the Borrower
                ----
                and its Subsidiaries                             $__________

     TANGIBLE NET WORTH                                          $
                                                                  ==========

     (ii)  MINIMUM REQUIRED

          (a) $38,000,000                               $38,000,000
          (b) Plus 50% of positive consolidated net
              ----
              income for previous quarters
              beginning January 1, 1997                 $________
          (c) Plus 50% of positive consolidated net
              ----
              income for quarter ended ___________      $________
          (d) Plus 85% of the proceeds from the issuance
              ----
              of any Securities (other than Securities
              representing Indebtedness) for previous
              quarters beginning January 1, 1997        $________
          (e) Plus 85% of the proceeds from the issuance
              ----
              of any Securities (other than Securities
              representing Indebtedness) for quarter
              ended _____________                       $________

     TANGIBLE NET WORTH REQUIREMENT                              $
                                                                  ==========

================================================================================

B..  TOTAL FUNDED DEBT TO CAPITALIZATION (Section 7.2.4(b)) ($ in 000's)

          (i) TOTAL FUNDED DEBT (as defined in Section 1.1)

              (a)   All obligations of Borrower and its
                    Subsidiaries for borrowed money and
                    all obligations evidenced by bonds,
                    debentures, notes or other similar
                    instruments                                  $__________


                              Exhibit F - Page 4

Bank of Montreal
May 6, 1998
Page 5


            (b)   Plus all obligations, contingent or otherwise,
                  ----
                  relative to the face amount of all letters of
                  credit, whether or not drawn, and banker's
                  acceptances issued for the account of
                  Borrower and its Subsidiaries                     $_______

            (c)   Plus all obligations of Borrower and its
                  ----
                  Subsidiaries as lessee under leases which
                  have been or should be, in accordance
                  with GAAP, recorded as Capitalized
                  Lease Liabilities                                 $_______

            (d)   Plus all obligations of Borrower and its
                  ----
                  Subsidiaries to pay the deferred purchase
                  price of property or services which have
                  been or should be in accordance with GAAP         $_______

            (e)   Less cash on hand free and clear of all Liens     $_______
                  ----

            (f)   Less Cash Equivalent Investments free
                  ----
                  and clear of all Liens                            $_______

            TOTAL FUNDED DEBT                                       $
                                                                     =======

          (ii) CAPITALIZATION (as defined in Section 1.1)

            (a)   Total Funded Debt of the Borrower
                  and its Subsidiaries on a consolidated basis
                  (See B(i) above)                                  $_______

            (b)   Plus  total shareholders' equity of the Borrower
                  ----
                  and its Subsidiaries on a consolidated basis
                  determined in accordance with GAAP  $_______
                  [exclude mark-to-market adjustments,
                  including those relating to commodity hedges
                  required to be included in determining
                  shareholders' equity under GAAP]    $_______      $_______


                              Exhibit F - Page 5

Bank of Montreal
May 6, 1998
Page 6


     CAPITALIZATION                                          $
                                                              ========

TOTAL FUNDED DEBT TO CAPITALIZATION ((i)/(ii))                       %
                                                             ========

          Maximum ratio                                     [65 or 60]%*
                                                             ========


================================================================================

C. TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA (Section 7.2.4(c)) ($ in 000's)

          (i)  TOTAL FUNDED DEBT (as defined in Section 1.1)
               (as calculated in B(i) above)                   $
                                                                ========

         (ii)  TRAILING TWELVE MONTH EBITDA (as defined in Section 1.1)

               For the Twelve Months Ended _____________ -
               Net earnings (excluding extraordinary items, gains and losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting convention changes) before deduction for federal and state income taxes, Interest Expense, operating lease rentals and depreciation, depletion and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP for the 12 months ending on the last day of such month.

          TRAILING TWELVE MONTH EBITDA                         $
                                                                ========

TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA((i)/(ii))
                                                                ========

        Maximum ratio                [6 : 1 / 4 : 1 / 3.5 : 1 or 3 : 1]*
                                      ================================
_____________________

*  See Section 7.2.4(b) of the Credit Agreement.
*  See Section 7.2.4(c) of the Credit Agreement.


                              Exhibit F - Page 6

Bank of Montreal
May 6,1998
Page 7


================================================================================

D.   CURRENT RATIO (Section 7.2.4(d))

     (i)  Consolidated current assets of the Borrower and
          its Subsidiaries, as determined in accordance with GAAP    $_______

     (ii) Consolidated current liabilities of the Borrower and
          its Subsidiaries, as determined in accordance with GAAP    $_______

     CURRENT RATIO ((i)/(ii))
                                                                      =======

          Minimum ratio                                                1 : 1
                                                                      =======















________________________________________________________________________________

*  See Section 7.2.4(c) of the Credit Agreement.




                              Exhibit F - Page 7